UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 17, 2015

Date of Report

(Date of earliest event reported)

WSFS Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35638	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware		19801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 792-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

WSFS FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2015, WSFS Financial Corporation (the “Company”) issued a press release announcing that Rodger Levenson was named interim Chief Financial Officer of the Company, effective upon the departure of Stephen Fowle, the Company’s current Chief Financial Officer, following the quarter ended March 31, 2015. Mr. Levenson, 53, is currently Chief Commercial Banking Officer of the Company and has served in this role since 2006. Mr. Levenson is currently Chairman of the Board of Directors for the Delaware Bankers Association and on the Board of Directors and Chairman of the Finance Committee of the United Way of Delaware. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01	Other Events.

As disclosed under Item 5.02 above, on March 17, 2015 the Company issued a press release announcing interim leadership role changes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statement Disclaimer

This communication contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to WSFS’ predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. Such forward-looking statements are based on various assumptions (some of which may be beyond the WSFS’ control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated.

Such risks and uncertainties include, but are not limited to, those related to the economic environment, particularly in the market areas in which WSFS operates, including an increase in unemployment levels; the volatility of the financial and securities markets, including changes with respect to the market value of financial assets; changes in market interest rates may increase funding costs and reduce earning asset yields thus reducing margin; increases in benchmark rates would increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated; changes in government regulation affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules being issued in accordance with this statute and potential expenses and elevated capital levels associated therewith; possible additional loan losses and impairment of the collectability of loans; seasonality, which may impact customer, such as construction-related businesses, the availability of public funds, and certain types of WSFS’ fee revenue, such as mortgage originations; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business; possible rules and regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact our business model or products and services; possible stresses in the real estate markets, including possible continued deterioration in property values that affect the collateral value of underlying real estate loans; WSFS’ ability to expand into new markets, develop competitive new products and services in a timely manner and to maintain profit margins in the face of competitive pressures; possible changes in consumer and business spending and savings habits could affect WSFS’ ability to increase assets and to attract deposits; WSFS’ ability to effectively manage credit risk, interest rate risk market risk, operational risk, legal risk, liquidity risk, reputational risk, and regulatory and compliance risk; the effects of increased competition from both banks and non-banks; the effects of geopolitical instability and risks such as terrorist attacks; the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes, and the effects of man-made disasters; possible changes in the speed of loan prepayments by WSFS’ customers and loan origination or sales volumes; possible acceleration of prepayments of mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on prepayments on mortgage-backed securities due to low interest rates; WSFS’ ability to timely integrate any businesses it may acquire and realize any anticipated cost savings from those acquisitions; and the costs associated with resolving any problem loans, litigation and other risks and uncertainties, discussed in WSFS’ Form 10-K for the year ended December 31, 2014 and other documents filed by WSFS with the Securities and Exchange Commission from time to time. Forward looking statements are as of the date they are made, and WSFS does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of WSFS.

Important Additional Information and Where to Find It

In connection with the proposed merger with Alliance Bancorp, Inc. of Pennsylvania, WSFS will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Alliance and a prospectus of WSFS, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF ALLIANCE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about WSFS and Alliance, may be obtained at the SEC’s Internet site (http://www.sec.gov), when they are filed. You will also be able to obtain these documents, when they are filed, free of charge, from WSFS at www.wsfsbank.com under the heading “About WSFS” and then under the heading “Investor Relations” and then under “SEC Filings” or from Alliance by accessing Alliance’s website at www.allianceanytime.com under the heading “Stockholder Information” and then, under “Corporate and Market Information”. Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to WSFS Financial Corporation, WSFS Bank Center, 500 Delaware Avenue, Wilmington, Delaware 19801, Attention: Corporate Secretary, Telephone: (302) 792-6000 or to Alliance Bancorp, Inc. of Pennsylvania, 541 Lawrence Road, Broomall, Pennsylvania 19008, Attention: Corporate Secretary, Telephone: (610) 353-2900.

Alliance and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Alliance in connection with the proposed merger. Information about the directors and executive officers of Alliance and their ownership of Alliance common stock is set forth in the proxy statement for Alliance’s 2014 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 19, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

99.1	Press Release Dated March 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date: March 17, 2015	By:	/s/ Mark A. Turner
Mark A. Turner
President and Chief Executive Officer